UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2019

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 13, 2019, David L. Porges notified Equitrans Midstream Corporation (the Company) of his intent to resign from the Company’s Board of Directors effective on December 31, 2019. The resignation was not the result of any disagreement with the Company or any of its affiliates on any matter related to the Company’s operations, policies or practices.

The Company’s Board of Directors had previously commenced a process to identify one or more director candidates, the activity of which is ongoing.

Item 7.01	Regulation FD Disclosure.

On November 13, 2019, the Company issued a news release with respect to Mr. Porges’ resignation from the Company’s Board of Directors, a copy of which is furnished with this Current Report on Form 8-K (Current Report) as Exhibit 99.1 and incorporated into this Item 7.01 by reference. The information in this Item 7.01 of this Current Report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	News release issued by Equitrans Midstream Corporation dated November 13, 2019. (Furnished solely for purposes of Item 7.01 of this Current Report on Form 8-K.)

104.1	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: November 13, 2019	By:	/s/ Thomas F. Karam
	Name:	Thomas F. Karam
	Title:	Chief Executive Officer